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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF
               THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                        NOVEMBER 8, 2000.


                       THE GOOD GUYS, INC.
		       -------------------

     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                 0-14134                  94-2366177
(State or other     (Commission File Number)       IRS Employer
jurisdiction of                                  Identification No.)
incorporation)



     7000 Marina Boulevard, Brisbane, California  94005-1830
      (Address of principal executive offices)  (Zip Code)

(Registrant's telephone number, including area code): 415/615-5000

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Item 8.  Change in Fiscal Year.

        At a regular meeting of the Board of Directors of Registrant held on November 8, 2000, the Board of Directors of Registrant made the decision to change the fiscal year of Registrant for fiscal years ending after September 30, 2000 to a fiscal year ending on February 28 of each year (or February 29 in leap years). The form on which the report covering the transition period will be filed will be the Form 10-K for the five-month transition period ending on February 28, 2001.

                            SIGNATURE

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE GOOD GUYS, INC.
                              (Registrant)


                              By:    /s/ Robert A. Stoffregen
				     ________________________
                              Name:  Robert A. Stoffregen
                              Title: Vice President/Finance
                                     and Chief Financial Officer

Dated:  November 15, 2000